SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                         --------------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

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    Date of Report (Date of earliest event reported): December 28, 1998

                              SPX Corporation
           (Exact name of registrant as specified in its charter)


        Delaware                     1-6948                    38-1016240
(State of incorporation)    (Commission File Number)         (IRS Employer
                                                          Identification No.)


  700 Terrace Point Drive, Muskegon, Michigan                  49443-3301
  (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (616) 724-5000

Item 5.  OTHER EVENTS

         SPX Corporation announced it will take approximately a $210 to $250 million pretax fourth quarter 1998 charge to restructure the former General Signal operations, to close the General Signal headquarters facility, and for other items.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

          (c)     Exhibits

                  Exhibit 99 Press Release, dated December 28, 1998, issued by SPX Corporation.

                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SPX CORPORATION
                                    (Registrant)


                                    By:   /s/Christopher J. Kearney
                                          -------------------------
                                          Christopher J. Kearney
                                          Vice President, Secretary
                                             and General Counsel

Date:  January 6, 1999